UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 2, 2009

VALIDUS HOLDINGS, LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-33606	98-0501001
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)
19 Par-La-Ville Road, Hamilton, HM 11 Bermuda
(Address of principal executive offices)
Registrant’s telephone number, including area code: (441) 278-9000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On April 2, 2009, Validus Holdings, Ltd. (“Validus”) issued a news release regarding a letter sent to the Board of Directors of IPC Holdings, Ltd. (“IPC”) relating to the letter delivered by Max Capital Group Ltd. (“Max”) to the Board of Directors of IPC on April 2, 2009. The news release is attached hereto as Exhibit 99.1 and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description
Exhibit 99.1	News Release, dated April 2, 2009, entitled “Validus Holdings Addresses Inaccurate and Misleading Claims by Max Capital.”
This filing includes statements about future economic performance, finances, expectations, plans and prospects of both Validus and IPC that constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties, including the risks described in the joint proxy statement/prospectus of Validus and IPC that may be filed with the Securities Exchange Commission (“SEC”) under “Risk Factors,” many of which are difficult to predict and generally beyond the control of Validus and IPC, that could cause actual results to differ materially from those expressed in or suggested by such statements. For further information regarding cautionary statements and factors affecting future results, please also refer to the most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q filed subsequent to the Annual Report and other documents filed by each of Validus or IPC, as the case may be, with the SEC. Neither Validus nor IPC undertakes any obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.
This filing contains certain forward-looking statements within the meaning of the U.S. federal securities laws. Statements that are not historical facts, including statements about our beliefs, plans or expectations, are forward-looking statements. These statements are based on our current plans, estimates and expectations. Some forward-looking statements may be identified by our use of terms such as “believes,” “anticipates,” “intends,” “expects” and similar statements of a future or forward looking nature. In light of the inherent risks and uncertainties in all forward-looking statements, the inclusion of such statements in this filing should not be considered as a representation by us or any other person that our objectives or plans will be achieved. A non-exclusive list of important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: (a) the occurrence of natural or man-made catastrophic events with a frequency or severity exceeding our expectations; (b) the adequacy of our loss reserves and the need to adjust such reserves as claims develop over time; (c) any lowering or loss of financial ratings of any wholly-owned operating subsidiary; (d) the effect of competition on market trends and pricing; (e) changes in general economic conditions, including changes in interest rates and/or equity values in the United States of America and elsewhere and continued instability in global credit markets; and (f) other factors set forth in the joint proxy statement/prospectus of Validus and IPC, the most recent reports on Form 10-K, Form 10-Q and other documents of Validus or IPC, as the case may be, on file with the SEC. Risks and uncertainties relating to the proposed transaction include the risks that: the parties will not obtain the requisite shareholder or regulatory approvals for the transaction; the anticipated benefits of the transaction will not be realized; and/or the proposed transactions will not be consummated. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We do not intend, and are under no obligation, to update any forward looking statement contained in this filing.
ADDITIONAL INFORMATION ABOUT THE PROPOSED TRANSACTION AND WHERE TO FIND IT:
This material relates to a proposed business combination transaction between Validus and IPC which may become the subject of a registration statement and proxy statement filed by Validus with the Securities and Exchange Commission (“SEC”). This material is not a substitute for the registration statement and proxy statement that

Validus would file with the SEC or any other documents which Validus may send to its or IPC’s shareholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. All such documents, if filed, would be available free of charge at the SEC’s website (www.sec.gov) or by directing a request to Validus, at Jon Levenson, Senior Vice President, at +1-441-278-9000.
PARTICIPANTS IN THE SOLICITATION:
Validus and its directors, executive officers and other employees may be deemed to be participants in any solicitation of shareholders in connection with the proposed transaction. Information about Validus’ directors and executive officers is available in Validus’ proxy statement, dated March 25, 2009 for its 2009 annual general meeting of shareholders.

EXHIBIT INDEX

Exhibit	Description
Exhibit 99.1	News Release, dated April 2, 2009, entitled “Validus Holdings Addresses Inaccurate and Misleading Claims by Max Capital.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 2, 2009
VALIDUS HOLDINGS, LTD.
     (Registrant)
By: /s/ C. Jerome Dill
Name: C. Jerome Dill
Title: Executive Vice President & General Counsel